Ernst & Young LLP



December 15, 1998

Securities and Exchange Commission
450 Fifth Street N.W.
Washington D.C. 20549

Gentlemen:

We have read Item 4 of Form 8-K/a dated December 15, 1998 of NuMED Home Health Care, Inc. and are in agreement with the statements contained in the first and second paragraphs on page two therein. We have no basis to agree or disagree with other statements of the registrant contained therein.


                                        Very truly yours,



                                        /S/Ernest & young LLP
                                           Ernest & Young LLP